                                                                    EXHIBIT 99.1

(PRIDE INTERNATIONAL LOGO)

                                                                    NEWS RELEASE
             5847 SAN FELIPE, SUITE 3300 - HOUSTON, TEXAS 77057 - (713) 789-1400
--------------------------------------------------------------------------------

FOR IMMEDIATE RELEASE                               Contact:  Earl W. McNiel
                                                              Nicolas J. Evanoff
                                                              (713) 789-1400

        PRIDE INTERNATIONAL REPORTS QUARTERLY EARNINGS OF $.19 PER SHARE

         HOUSTON, TEXAS, OCTOBER 30, 2003 - Pride International, Inc. (NYSE:
PDE) reported net earnings for the third quarter of 2003 of $28,494,000, or $.19 per share, on revenues of $450,834,000. For the same period in 2002, Pride reported a net loss of $5,723,000, or $.04 per share, on revenues of $312,750,000.

         For the nine-month period ended September 30, 2003, net earnings were $13,831,000, or $.10 per share, on revenues of $1,254,870,000. For the corresponding nine-month period in 2002, Pride reported a net loss of $9,927,000, or $.07 per share, on revenues of $920,791,000.

         Results for the third quarter of 2003 include the following non-recurring items: (1) a net gain of $18,695,000, or $.12 per share, net of estimated taxes, from amortization of a deferred gain relating to the contractual upgrade of a land rig deployed to Kazakhstan; (2) a charge of $3,992,000, or $.03 per share, net of estimated taxes, representing the call premium on the early extinguishment of $150 million principal amount of Pride's 9-3/8% Senior Notes due 2007; and (3) net losses of $2,938,000, or $.02 per share, net of estimated taxes, from the Company's technical services segment, as a result of additional estimated losses on the construction of deepwater platform rigs on behalf of two customers. Results for the nine-month period ended September 30, 2003 include the foregoing amounts as well as a provision for additional net losses of $28,261,000, or $.21 per share, net of estimated taxes, recognized in the second quarter of 2003, relating to the deepwater platform rig construction projects.

         In the Gulf of Mexico, operating results for the third quarter of 2003 improved substantially over the prior year period, due primarily to the deployment to Mexico and startup of nine jackup rigs, one platform rig and one semisubmersible rig subsequent to the second quarter of 2002, as well as higher dayrates among our jackup rigs operating in the U.S. Gulf of Mexico and increased utilization and higher dayrates enjoyed by the Company's platform rig fleet since May 2003. Results for the quarter improved sequentially over the second quarter of 2003, due primarily to contributions from three jackups and one platform rig that commenced operations in Mexico during the third quarter of 2003, and increased utilization and higher dayrates for the Company's platform rig fleet. Average utilization of Pride's Gulf of Mexico jackup fleet during the third quarter of 2003 increased to 72% from 47% during the third quarter of 2002 and from 62% during the second quarter of 2003. Average daily revenues per rig during the third quarter

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of 2003 increased to $31,295, from $25,209 during the prior year third quarter and $30,821 during the second quarter of 2003.

         Results from international offshore operations also increased from the third quarter of 2002 and the second quarter of 2003. Results for the third quarter of 2003 benefited from the return to a full quarter's operation of the jackup rig Pride Cabinda and the tender-assisted rig Piranha following completion of special periodic surveys, as well as essentially full utilization for the jackup rig Pride Montana following downtime for maintenance and repairs performed during the previous quarter, and the impact of a new higher dayrate contract for the jackup rig Pride Pennsylvania. The improvement in results was partially offset by unexpected downtime for two other semisubmersibles, due to unscheduled repairs.

         The Company's international land operations and E&P Services segments also experienced improved results, due primarily to markedly higher activity levels in Venezuela and Argentina, and the operation of two large land rigs in Kazakhstan, one of which commenced operations during the fourth quarter of 2002 and the other in the third quarter of 2003. In Kazakhstan, Pride operates the two land rigs under contracts that required substantial engineering, logistics and construction work to modify, enhance and deploy the rigs in accordance with the customer's specifications. The company received up-front fees that are being recognized over the period of drilling. Approximately $23.9 million of such fees were recognized during the third quarter of 2003.

         Pride will host a conference call at 9:00 a.m. central time on Friday, October 31, 2003, to further discuss earnings for the quarter, recent events and management's operational outlook. Individuals who wish to participate in the conference call may do so by dialing (888) 709-9420 in the United States or
(773) 756-4630, outside of the United States. The conference leader will be Paul Bragg, President and Chief Executive Officer of Pride, and the password is "Pride". In addition, the conference call will be broadcast live, on a listen-only basis, over the Internet at http://www.firstcallevents.com/service/ajwz391051328gf12.html. A replay of the conference call, as well as an update of the contract status of the Company's rig fleet, historical financial statements, segment information and supplemental operating statistics, will be available on Pride's corporate web site at http://www.prideinternational.com.

         Pride International, Inc., headquartered in Houston, Texas, is one of the world's largest drilling contractors. The Company provides onshore and offshore drilling and related services in more than 30 countries, operating a diverse fleet of 328 rigs, including two ultra-deepwater drillships, 11 semisubmersible rigs, 35 jackup rigs, and 29 tender-assisted, barge and platform rigs, as well as 251 land rigs.

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                            PRIDE INTERNATIONAL, INC.
                      CONSOLIDATED STATEMENT OF OPERATIONS
                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                                 THREE MONTHS ENDED                 NINE MONTHS ENDED
                                                                    SEPTEMBER 30,                     SEPTEMBER 30,
                                                            ----------------------------      ----------------------------
                                                               2003             2002             2003              2002
                                                            -----------      -----------      -----------      -----------
Revenues                                                    $   450,834      $   312,750      $ 1,254,870      $   920,791
Operating costs                                                 279,830          198,646          852,057          581,609
                                                            -----------      -----------      -----------      -----------
         Gross margin                                           171,004          114,104          402,813          339,182
Depreciation and amortization                                    62,679           56,139          182,938          167,214
Selling, general and administrative                              27,609           24,738           81,319           70,431
                                                            -----------      -----------      -----------      -----------
Earnings from operations                                         80,716           33,227          138,556          101,537
                                                            -----------      -----------      -----------      -----------
Other income (expense)
         Interest expense                                       (30,493)         (34,285)         (95,296)         (98,665)
         Interest income                                            255              993            1,328            4,016
         Other income (expense), net                             (5,373)          (1,373)          (3,743)          (1,239)
                                                            -----------      -----------      -----------      -----------
           Total other income (expense), net                    (35,611)         (34,665)         (97,711)         (95,888)
                                                            -----------      -----------      -----------      -----------
Earnings (loss) before income taxes & minority interest          45,105           (1,438)          40,845            5,649
Income tax provision (benefit)                                   10,596             (446)          11,572            1,632
Minority interest                                                 6,015            4,731           15,442           13,944
                                                            -----------      -----------      -----------      -----------
Net earnings (loss)                                         $    28,494      $    (5,723)     $    13,831      $    (9,927)
                                                            ===========      ===========      ===========      ===========
Net earnings (loss) per share
         Basic                                              $      0.21      $     (0.04)     $      0.10      $     (0.07)
         Diluted                                            $      0.19      $     (0.04)     $      0.10      $     (0.07)
Weighted average shares outstanding
         Basic                                                  135,131          133,212          134,506          133,058
         Diluted                                                155,466          133,212          136,270          133,058

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                            PRIDE INTERNATIONAL, INC.
                          RESULTS BY OPERATING SEGMENT
                       (in thousands, except percentages)
                                   (Unaudited)

                                          THREE MONTHS ENDED                 NINE MONTHS ENDED
                                            SEPTEMBER 30,                      SEPTEMBER 30,
                                    -----------------------------      -----------------------------
                                       2003              2002             2003              2002
                                    -----------       -----------      -----------       -----------
Revenues
     Gulf of Mexico                 $    75,270       $    40,610      $   190,423       $   111,455
     International offshore             181,602           152,003          516,914           469,501
     International land                 148,692            74,867          367,485           216,694
     E&P services                        32,873            18,112           90,036            50,888
     Technical services                  12,397            27,158           90,012            72,253
                                    -----------       -----------      -----------       -----------
         Total revenues                 450,834           312,750        1,254,870           920,791
                                    -----------       -----------      -----------       -----------
Operating Costs
     Gulf of Mexico                      47,763            34,730          131,661            98,885
     International offshore              95,512            75,257          264,033           233,010
     International land                  97,003            48,911          249,223           145,353
     E&P services                        22,636            13,215           64,354            36,102
     Technical services                  16,916            26,533          142,786            68,259
                                    -----------       -----------      -----------       -----------
         Total operating costs          279,830           198,646          852,057           581,609
                                    -----------       -----------      -----------       -----------
Gross Margin
     Gulf of Mexico                      27,507             5,880           58,762            12,570
     International offshore              86,090            76,746          252,881           236,491
     International land                  51,689            25,956          118,262            71,341
     E&P services                        10,237             4,897           25,682            14,786
     Technical services                  (4,519)              625          (52,774)            3,994
                                    -----------       -----------      -----------       -----------
         Total gross margin         $   171,004       $   114,104      $   402,813       $   339,182
                                    -----------       -----------      -----------       -----------
Days Worked
         Gulf of Mexico                   2,569             1,750            6,482             4,777
         International Offshore           2,553             2,422            7,388             6,898
         International Land              16,547            11,851           47,322            32,199

Utilization
         Gulf of Mexico                      59%               46%              52%               42%
         International Offshore              90%               88%              89%               89%
         International Land                  79%               63%              78%               61%

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                            PRIDE INTERNATIONAL, INC.
                           CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

                                                             SEPTEMBER 30,  DECEMBER 31,
                                                                 2003           2002
                                                             -------------  ------------
                                                              (Unaudited)
                                    ASSETS
CURRENT ASSETS
         Cash and cash equivalents                            $   60,489     $  133,986
         Restricted cash                                          39,692         52,700
         Trade receivables, net                                  363,184        265,885
         Parts and supplies, net                                  77,702         64,920
         Deferred income taxes                                     3,171          3,332
         Other current assets                                    139,766        148,561
                                                              ----------     ----------
                  Total current assets                           684,004        669,384
                                                              ----------     ----------
PROPERTY AND EQUIPMENT, net                                    3,401,145      3,395,774
                                                              ----------     ----------
OTHER ASSETS
         Investments in and advances to affiliates                31,808         29,620
         Goodwill, net                                            69,014         72,014
         Other assets, net                                       154,257        158,203
                                                              ----------     ----------
                  Total other assets                             255,079        259,837
                                                              ----------     ----------
                                                              $4,340,228     $4,324,995
                                                              ==========     ==========

                     LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
         Accounts payable                                     $  191,251     $  186,657
         Accrued expenses                                        221,066        243,190
         Deferred income taxes                                       957            985
         Short-term borrowings                                    23,564         17,724
         Current portion of long-term debt                       190,685         95,610
         Current portion of long-term lease obligations            2,612          2,679
                                                              ----------     ----------
                  Total current liabilities                      630,135        546,845
                                                              ----------     ----------
OTHER LONG-TERM LIABILITIES                                       73,457         91,145
LONG-TERM DEBT, net of current portion                         1,715,821      1,791,619
LONG-TERM LEASE OBLIGATIONS, net of current portion               10,564         12,511
DEFERRED INCOME TAXES                                             75,396        100,966
MINORITY INTEREST                                                 97,646         82,204
SHAREHOLDERS' EQUITY                                           1,737,209      1,699,705
                                                              ----------     ----------
                                                              $4,340,228     $4,324,995
                                                              ==========     ==========